UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 20, 2022
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On April 20, 2022, Blucora, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). There were three proposals acted upon at the Annual Meeting. For more information on each of these proposals, see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2022.
At the close of business on March 9, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 48,080,181 shares of Company common stock that were outstanding and entitled to vote. At the Annual Meeting, 46,441,868 shares of the Company’s common stock were present by means of remote communication or represented by proxy. The results of the votes held at the Annual Meeting are set forth below.
Proposal One: The stockholders elected 11 directors to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. The votes cast on Proposal One were as follows:

Nominee	For	Withhold
Georganne C. Proctor	40,160,055	2,869,836
Steven Aldrich	40,177,391	2,852,500
Mark A. Ernst	40,200,776	2,829,115
E. Carol Hayles	40,197,839	2,832,052
Kanayalal A. Kotecha	40,195,541	2,834,350
J. Richard Leaman III	40,166,056	2,863,835
Tina Perry	39,735,037	3,294,854
Karthik Rao	39,738,678	3,291,213
Jana R. Schreuder	39,608,926	3,420,965
Christopher W. Walters	40,201,930	2,827,961
Mary S. Zappone	40,115,907	2,913,984
Proposal Two: The stockholders ratified, on an advisory (non-binding) basis, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. The votes cast on Proposal Two were as follows:

For	Against	Abstain
44,519,358	99,721	1,822,789
Proposal Three: The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting. The votes cast on Proposal Three were as follows:

For	Against	Abstain
38,636,682	4,363,350	29,857

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 26, 2022

BLUCORA, INC.

	By	/s/ Ann J. Bruder
Ann J. Bruder
Chief Legal, Development and
Administrative Officer and Secretary